BLACKROCK FUNDSSM

iShares Developed Real Estate Index Fund

(the “Fund”)

Supplement dated March 5, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated May 31, 2019

Effective February 28, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Alan Mason, Suzanne Henige, CFA, Jennifer Hsui, CFA, Amy Whitelaw and Rachel Aguirre are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of January 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alan Mason	423 $1.20 Trillion	876 $692.9 Billion	605 $598.8 Billion	0 $0	0 $0	6 $35.00 Billion
Suzanne Henige, CFA*	84 $140.4 Billion	1 $663.0 Million	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	310 $1.23 Trillion	51 $61.02 Billion	37 $26.18 Billion	0 $0	0 $0	0 $0
Amy Whitelaw	323 $1.24 Trillion	79 $30.38 Billion	0 $0	0 $0	0 $0	0 $0
Rachel Aguirre	330 $1.24 Trillion	156 $565.5 Billion	134 $509.3 Billion	0 $0	0 $0	0 $0

*	Information provided is as of January 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Mason and Mses. Hsui, Whitelaw and Aguirre as of January 31, 2019 and the compensation of Ms. Henige as of January 31, 2020.

The last sentence of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Mason and Mses. Henige, Hsui, Whitelaw and Aguirre is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of January 31, 2019, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Alan Mason	None
Suzanne Henige, CFA*	None
Jennifer Hsui, CFA	None
Amy Whitelaw	None
Rachel Aguirre	None

*	Information provided is as of January 31, 2020.

Shareholders should retain this Supplement for future reference.

SAI-REI-0220SUP

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